SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
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                                  Pfizer, Inc.
              -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                              Pharmacia Corporation
              -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:  The following is a communication to employees.

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Message From Pfizer Chairman & CEO Hank McKinnell
- 2002 August 12

Dear Pharmacia Colleague,

As I had mentioned to you earlier, Hank McKinnell, Chairman and Chief Executive Officer of Pfizer, wanted to send you the following letter outlining his vision and general plans.

Hank and I will conduct a global "town hall" meeting in early September. We hope many of you will be able to participate.

Please give Hank's letter the careful attention that it deserves.


Sincerely,

Fred Hassan
Chairman and Chief Executive Officer


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---------------


Dear Pharmacia Colleague,

I am pleased to accept Fred's invitation to write you and tell you more about the enormous potential of Pharmacia and Pfizer. I also want to speak about the road ahead to becoming a unified company.

First, thank you for the high degree of professionalism you have shown in the weeks since the announcement. I know these are uncertain times. You have stayed focused on the business and continued in the winning ways that put Pharmacia among the world's fastest-growing pharmaceutical firms. Pfizer colleagues have done the same, and that achievement speaks to the high caliber of people in both companies.

Your performance has been noticed by investors. Fred and I are meeting with major investors this month to answer questions about the Pfizer-Pharmacia combination. Invariably, these meetings begin with congratulations from our investors on sustaining our momentum.

In these meetings, Fred and I discuss the compelling strategic fit of our two organizations. We talk of a company with a real chance to take the lead in oncology... to offer doctors and patients new options in cardiovascular, anti-infective, and central nervous system medicines... and to push ahead in the biotechnology revolution.

We talk of performance... the two fastest-growing major companies in the business... with plans to file 20 new products for regulatory approval over the next five years, nearly doubling any other company's record to date.

We speak of leadership in all of the world's most developed markets... and real innovation in breaking down barriers to health and healthcare in poorer nations.

We showcase an organization ready for leading-edge growth in all its chosen businesses... human pharmaceuticals, consumer healthcare, and animal health.

We speak of how Pharmacia professional representatives, worldwide, will gain better access to physicians... through both new products and expanded resources for education and development.

From therapeutic area to therapeutic area... region to region... technology to technology... we demonstrate that this combination pushes Pfizer and Pharmacia much further ahead than either of us could have achieved on our own.

Our investors share our view that this combination is the right approach for the times. In fact, their most commonly asked question is... "How fast we can begin operating as a unified company?"

The answer is: quickly. We are targeting year-end 2002, subject to the normal regulatory clearances, to begin unified operations.

From Day One, our goal is to present one face to the world. We will have a single mission, vision, and set of values. Leadership and management structures will be in place. Every colleague will understand his or her role in the new organization.

We will not have every system harmonized, or every decision made, but on Day One, we will, to the outside world, be one company, not two organizations sharing only the Pfizer name.


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Moving rapidly to operation as a unified company means thoughtful but timely decision-making. Consequently, in transition planning, we will adopt current Pfizer systems and practices, unless there is a clear case for change. We anticipate that for some systems and practices, there will be that case for change. Once we are operating as a single company, we will continue to look for best practices in the new organization, and consider them for wider application.

Our decisions will be guided by our shared values, above all, Respect for People. This value is a cornerstone for both companies, and will be the keystone of our unified organization. We understand that in combining Pharmacia with Pfizer, a number of difficult decisions must be made. As you know from your own experiences with acquisitions, there will be positions eliminated as we bring the two companies together.

We at Pfizer are truly committed to doing what we can to create opportunities. To that end, we have limited external hiring at Pfizer to only those jobs that we must fill right away to keep our operations running smoothly. Let me also say that once our organizations are unified, we will have a fast-growing organization, offering many career opportunities.

As we move forward in transition planning, I ask everyone to continue to cooperate closely and communicate openly. We need candid thinking, active listening, honest responses, and timely dialogue through to Day One... and beyond.

In the spirit of open communication, on September 6, I will bring a number of Pfizer leaders to Pharmacia headquarters for a "town hall" meeting. We will present our vision for the new company to the live audience there, and to thousands of other Pharmacia colleagues worldwide linked into the meeting. The heart of our discussion will be a question-and-answer session. I personally look forward to meeting you and to responding to your questions.

In closing, let me again thank you for your work in building a tremendous company, and keeping that company focused through the first stages of transition planning. We, and all the stakeholders who depend on us, are excited by the numerous new opportunities that will open to Pfizer as a broader, deeper, more resourceful company.

We clearly have a lot of work ahead. We are off to a fast start. We need to sustain that momentum in the weeks ahead. Patients and customers are counting on our outstanding performance.

Sincerely,

H. McKinnell



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FORWARD-LOOKING INFORMATION

Certain statements contained in this document are "forward-looking statements" about anticipated financial or operating results, business prospects, future product performance, future research and development results, anticipated regulatory filings and approvals, and other matters that are not historical facts, which are subject to many risks and uncertainties. As a result, actual results may differ materially from those expressed or implied by such forward-looking statements. Examples of forward-looking statements are statements such as: "believes", "expects", "anticipates", "intends", "plans", "estimates", or similar expressions. The Company does not undertake any obligation to update any forward-looking statements in this Report or in any other communications of the Company, whether as a result of new information, future events, changed assumptions or otherwise, and all such forward-looking statements should be read as of the time when the statements were made, and with the recognition that these forward-looking statements may not be complete or accurate at a later date.

Many factors may cause or contribute to actual results or events being materially different from those expressed or implied by such forward-looking statements. Although it is not possible to predict or identify all such factors, they may include the following: competition for our products; pharmaceutical pricing, price constraints and other restrictions on the marketing of products imposed by governmental agencies or by managed care groups, institutions and other purchasing agencies; product discovery and approval; product recalls or withdrawals; manufacturing quality issues with respect to our products; compliance with Current Good Manufacturing Practices and other applicable regulations and quality assurance guidelines; the company's ability to secure and defend its intellectual property rights; product liability claims, antitrust litigation, environmental concerns, and commercial disputes; social, legal, political and governmental developments; changes in foreign currency exchange rates or in general economic or business conditions including inflation and interest rates; acquisitions, divestitures, mergers, restructurings or strategic initiatives that change the Company's structure; business combinations among the Company's competitors and major customers; changes to accounting standards or GAAP.

Readers are also urged to carefully review and consider the various disclosures in Pharmacia's various SEC filings, including but not limited to Pharmacia's Annual Report on Form 10-K for the year ended December 31, 2001, and Pharmacia's Quarterly Reports on Form 10-Q. This release may be deemed to be solicitation material in respect of Pfizer's proposed merger with Pharmacia. Pfizer will be filing a registration statement on Form S-4, containing a joint proxy statement/prospectus for Pfizer and Pharmacia, and other documents with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT CONTAINING THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to receive the registration statement containing the joint proxy statement/prospectus and other documents free of charge at the SEC's web site, www.sec.gov or from Pharmacia Investor Relations at 100 Route 206 North, Peapack, New Jersey 07977. Pharmacia and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of Pharmacia's directors and executive officers in the proposed merger will be included in the final joint proxy statement/prospectus.

                              SAFE HARBOR STATEMENT

Certain statements contained in this document are "forward-looking statements" provided under the "safe harbor" protection of the Private Securities Litigation Reform Act of 1995. These statements are made to enable a better understanding of the Company's business, but because these forward-looking statements are subject to many risks, uncertainties, future developments and changes over time, actual results may differ materially from those expressed or implied by such forward-looking statements. Examples of forward-looking statements are statements about anticipated financial or operating results, financial projections, business prospects, future product performance, future research and development results, anticipated regulatory filings and approvals, and other matters that are not historical facts. Such statements often include words such as: "believes", "expects", "anticipates", "intends", "plans", "estimates", or similar expressions.

These forward-looking statements are based on the information that was currently available to the Company, and the expectations and assumptions that were deemed reasonable by the Company, at the time when the statements were made. The Company does not undertake any obligation to update any forward-looking statements in any communications of the Company, whether as a result of new information, future events, changed assumptions or otherwise, and all such forward-looking statements should be read as of the time when the statements were made, and with the recognition that these forward-looking statements may not be complete or accurate at a later date.

Many factors may cause or contribute to actual results or events being materially different from those expressed or implied by such forward-looking statements. Although it is not possible to predict or identify all such factors, they may include the following: competition for our products; pharmaceutical pricing, price constraints and other restrictions on the marketing of products imposed by governmental agencies or by managed care groups, institutions and other purchasing agencies; product discovery and approval; product recalls or withdrawals; manufacturing quality issues with respect to our products; compliance with Current Good Manufacturing Practices and other quality assurance guidelines; the company's ability to secure and defend its intellectual property rights; product liability claims, antitrust litigation, environmental concerns, and commercial disputes; social, legal, political and governmental developments; changes in foreign currency exchange rates or in general economic or business conditions including inflation and interest rates; acquisitions, divestitures, mergers, restructurings or strategic initiatives that change the Company's structure; business combinations among the Company's competitors and major customers; changes to accounting standards or GAAP.

Readers are also urged to carefully review and consider the disclosures in Pharmacia's various SEC filings, including but not limited to Pharmacia's Annual Report on Form 10-K for the year ended December 31, 2001, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002.

This release may be deemed to be solicitation material in respect of Pfizer's proposed merger with Pharmacia. Pfizer will be filing a registration statement on Form S-4, containing a joint proxy statement/prospectus for Pfizer and Pharmacia, and other documents with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT CONTAINING THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and securityholders will be able to receive the registration statement containing the joint proxy statement/prospectus and other documents free of charge at the SEC's web site, www.sec.gov or from Pharmacia Investor Relations at 100 Route 206 North, Peapack, New Jersey 07977. Pharmacia and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of Pharmacia's directors and executive officers in the proposed merger will be included in the final joint proxy statement/prospectus.